UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2025

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2025, Urban Outfitters, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected each of the Company’s ten nominees for director to serve a term expiring at the Annual Meeting of Shareholders in 2026, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026, and (iii) approved, in an advisory, non-binding vote, the compensation of the Company’s named executive officers. The results of the voting on the proposals presented at the Annual Meeting were as follows:

1. Proposal No. 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Edward N. Antoian	82,042,251	1,147,512	47,029	4,486,276
Kelly Campbell	82,977,388	212,484	46,920	4,486,276
Harry S. Cherken, Jr.	82,445,215	744,736	46,841	4,486,276
Mary C. Egan	82,785,434	390,680	60,678	4,486,276
Margaret A. Hayne	80,626,597	2,563,620	46,575	4,486,276
Richard A. Hayne	82,510,147	680,036	46,609	4,486,276
Amin N. Maredia	82,784,321	391,689	60,782	4,486,276
Wesley S. McDonald	82,491,420	698,599	46,773	4,486,276
Todd R. Morgenfeld	82,910,894	278,952	46,946	4,486,276
John C. Mulliken	82,098,648	1,091,280	46,864	4,486,276

2. Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2026.

For	Against	Abstain	Broker Non-Vote
87,012,328	660,238	50,502	0

3. Proposal No. 3: Advisory, non-binding vote to approve executive compensation.

For	Against	Abstain	Broker Non-Vote
80,098,926	3,087,505	50,361	4,486,276

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: June 6, 2025	By:	/s/ Melanie Marein-Efron
Melanie Marein-Efron
Chief Financial Officer